UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue Morgan Hill, California		95037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 8, 2015, The Coast Distribution System, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LKQ Corporation, a Delaware corporation (“LKQ”), Keystone Automotive Operations, Inc., a Pennsylvania corporation and a direct or indirect wholly-owned subsidiary of LKQ (“Parent”), and KAO Acquisition Sub, Inc., a Delaware corporation and a direct or indirect wholly-owned subsidiary of Parent (“Acquisition Sub”). The Merger Agreement provides that, on the terms and subject to the conditions set forth therein, Acquisition Sub will commence a tender offer (“Offer”) as soon as practicable, but in no event later than ten business days, after the date of the Merger Agreement, to acquire all of the outstanding shares of common stock of the Company (the “Company Shares”) at a purchase price of $5.50 per Company Share, net to the holders thereof, in cash (the “Offer Price”), subject to reduction for any applicable withholding taxes, without interest. The Offer is not subject to a financing condition.

Acquisition Sub’s obligation to purchase the Company Shares validly tendered pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including (i) that the number of Company Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with the Company Shares then owned (if any) by Parent, Acquisition Sub and their respective controlled affiliates, represents at least a majority of all of the then outstanding Company Shares (not including Company Shares tendered pursuant to guaranteed delivery procedures), (ii) the absence of any law or order of any governmental authority that would make illegal or otherwise prohibit the Offer, the acquisition of Company Shares by Parent or Acquisition Sub or the Merger (as defined below) within the United States, (iii) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary exceptions, (iv) the Company’s material compliance with its covenants contained in the Merger Agreement, (v) there not having been a material adverse effect on the Company following the execution of the Merger Agreement that is continuing, and (vi) other customary conditions.

The Merger Agreement also provides, in each case subject to certain fiduciary duties of the Company’s board of directors (the “Board”) under applicable law, for (i) the Company to cease any existing, and refrain from soliciting or initiating any additional, discussions with third parties regarding other proposals to acquire the Company (“Third Party Acquisition Proposals”), (ii) the Company’s Board to recommend to the Company’s stockholders that they tender their Company Shares to Acquisition Sub in the Offer (the “Board Recommendation”), and to not recommend any Third Party Acquisition Proposals, furnish non-public information to, or participate or engage in discussions or negotiations or enter into a letter of intent with any third parties in connection with any Third Party Acquisition Proposal, and (iii) the Company and its directors and officers to comply with certain other restrictions on the Company’s ability to respond to such Proposals. However, subject to the satisfaction of certain conditions, the Company and its board of directors, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the Board Recommendation, following receipt of a superior proposal if the Company’s board of directors has concluded in good faith after consultation with its outside counsel that the failure to effect a change of recommendation would reasonably be expected to be inconsistent with the fiduciary duties owed by the board of directors to the stockholders of the Company under applicable law.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, or DGCL, without any stockholder approvals (the “Merger”). At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company’s stockholders, each outstanding Company Share, other than any shares owned by Parent, Acquisition Sub, or the Company or any of their respective wholly-owned subsidiaries, or any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted into the right to receive an amount in cash equal to the Offer Price, subject to reduction for any applicable withholding taxes, without interest.

The Merger Agreement further provides that immediately prior to the Effective Time, (ii) each outstanding Company stock option will automatically be canceled and terminate effective as of the Effective Time, and (ii) the holder of any Company stock option with a per share exercise price that is less than the per share Offer Price (such options, “In-the-Money Options”) will become entitled to receive an amount in cash, without interest (and less the amount of any tax withholding), equal to the product of (A) the number of Company Shares that are issuable upon exercise of the In-the-Money Option and (B) the Offer Price less the per share exercise price of such Option. Immediately prior to the Effective Time, but subject to the consummation of the Merger, all unvested restricted shares issued under the Company’s Equity Incentive Plans will become vested, as a result of which each holder thereof will receive the Offer Price for each of those shares in the Merger. As of July 8, 2015, In-the-Money Options to purchase an aggregate of 52,000 shares of Company common stock and a total of 165,491 unvested restricted shares were outstanding.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking any regulatory approvals that the parties determine are required to be, or should be made, in connection with the Merger and the other transactions contemplated thereby.

The Merger Agreement contains certain customary termination rights in favor of each of the Company and Parent.

The board of directors of the Company unanimously (i) believes that it is in the best interests of the Company and its stockholders that the Company enter into the Merger Agreement and therefore that it is advisable that it do so, (ii) approved the execution and delivery by the Company of the Merger Agreement, the performance by the Company of its covenants and agreements contained in the Merger Agreement and the consummation of the Offer and the Merger upon the terms and subject to the conditions contained in the Merger Agreement, and (iii) resolved, subject to the terms and conditions set forth in the Merger Agreement, to recommend that the holders of Company Shares accept the Offer, and tender their Company Shares to Acquisition Sub pursuant to the Offer. LKQ and the board of directors of Parent have also unanimously approved the Merger Agreement and the transactions contemplated thereby. The Company expects the Offer to be consummated and the Merger to be completed in the third calendar quarter of 2015, subject to the satisfaction of the closing conditions.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report and incorporated herein by this reference. The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to that Agreement and may be subject to qualifications and limitations agreed upon by the parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Those representations, warranties and covenants also may be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and also are qualified in important part by a confidential disclosure letter delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and those changes may not be fully reflected in the parties’ public disclosures.

Tender and Support Agreement

In connection with the parties’ entry into the Merger Agreement, certain of the Company’s stockholders have entered into a Tender and Support Agreement (the “Tender and Support Agreement”), effective as of July 8, 2015, with Parent and Acquisition Sub. Pursuant to the Tender and Support Agreement, such stockholders have agreed to, among other things, tender their Company Shares to Acquisition Sub pursuant to the Offer and, if necessary, vote such Company Shares against any alternative acquisition proposal. An aggregate of 948,261 shares of the Company’s common stock are subject to the Tender and Support Agreement which, as of the date hereof, represent approximately 18.2% of the outstanding shares of the Company’s common stock.

The foregoing description of the Tender and Support Agreement is not complete and is qualified in its entirety by reference to the Tender and Support Agreement, which is attached to as Exhibit 10.1 to this Current Report and is incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure.

On July 9, 2015, LKQ and the Company issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated July 8, 2015, by and among LKQ Corporation, Keystone Automotive Operations, Inc., KAO Acquisition Sub, Inc. and The Coast Distribution System, Inc.*

10.1	Tender and Support Agreement, dated July 8, 2015, by and among Keystone Automotive Operations, Inc., KAO Acquisition Sub, Inc. and certain stockholders of The Coast Distribution System, Inc.

99.1	Joint press release issued by The Coast Distribution System, Inc. and LKQ Corporation, dated July 9, 2015.

*	Excludes certain schedules, exhibits and attachments in accordance with Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish to the Securities and Exchange Commission upon request.

Notice to Investors

The Offer described above has not yet commenced. This filing and the attached exhibits are not an offer to buy or a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy the Company Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Acquisition Sub intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and, related materials with respect to the Offer and the Merger, free of charge at the website of the SEC, located at www.sec.gov, and from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www. coastdistribution.com. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, CAREFULLY AND IN THEIR ENTIRETY, THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER OR THE MERGER THAT ARE FILED WITH THE SEC, BEFORE MAKING ANY DECISION WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE OFFER, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

Forward-Looking Statements

Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on the Company’s current beliefs and expectations. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally and also may materially differ from actual future experience involving any one or more of such statements. These forward-looking statements include without limitation statements regarding the planned completion of the Offer and the Merger. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company’s actual future results may differ materially from the Company’s current expectations due to the risks and uncertainties inherent in its business. Such risks and uncertainties include, but are not limited to: uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of the Company’s stockholders tendering their Company Shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; the possibility that expected benefits may not materialize as expected; and other risks and uncertainties pertaining to the business of the Company, including the risks detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC, as well as the tender offer materials to be filed by Parent and Acquisition Sub and the Solicitation/Recommendation Statement to be filed by the Company in connection with the Offer. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: July 9, 2015	By:	/s/ Sandra A. Knell
Sandra A. Knell,
Executive Vice President and Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated July 8, 2015, by and among LKQ Corporation, Keystone Automotive Operations, Inc., KAO Acquisition Sub, Inc. and The Coast Distribution System, Inc.*

10.1	Tender and Support Agreement, dated July 8, 2015, by and among Keystone Automotive Operations, Inc., KAO Acquisition Sub, Inc. and certain stockholders of The Coast Distribution System, Inc.

99.1	Joint press release issued by The Coast Distribution System, Inc. and LKQ Corporation, dated July 9, 2015.

*	Excludes certain schedules, exhibits and attachments in accordance with Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish to the Securities and Exchange Commission upon request.

E-1